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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 9, 2004

                           Wabash National Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                   1-10883               52-1375208
  ----------------------        ---------------      ---------------------
     (State or other              (Commission            (IRS Employer
       jurisdiction                File No.)          Identification No.)
    of incorporation)

      1000 Sagamore Parkway South, Lafayette, Indiana          47905
      -----------------------------------------------       -----------
         (Address of principal executive offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On December 9, 2004, Wabash National Corporation issued a press release announcing the appointment of Ronald L. Stewart to the Company's Board of Directors on December 8, 2004. The press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

         99.1  Wabash National Corporation press release dated December 9, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              WABASH NATIONAL CORPORATION

Date:  December 9, 2004                       By: /s/ Robert J. Smith
                                                  -------------------------
                                                  Robert J. Smith
                                                  Senior Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


         EXHIBIT NO.         DESCRIPTION
        -------------        ----------------------------------------------

            99.1 Wabash National Corporation Press Release dated December 9, 2004


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